SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2004

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Forsyth Street, Suite 200 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904) 598-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Earnings release issued July 28, 2004, by Regency Centers Corporation for the three months ended June 30, 2004.

Exhibit 99.2	Supplemental Information.

Item 12. Disclosure of Results of Operations and Financial Condition

On July 28, 2004, Regency issued an earnings release for the three months ended June 30, 2004, which is attached as Exhibit 99.1.

On July 28, 2004, Regency posted on its website at www.regencycenters.com the supplemental information attached as Exhibit 99.2 relating to the three months ended June 30, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)

August 3, 2004	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Chief Accounting Officer

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